Share Class & Ticker	Class A	Class C	Class T	Class R	Class R6	Institutional Class	Class P	Administrative Class	Summary Prospectus February 1, 2020
	AGRAX	ARTCX	AVRTX	ASRRX	AVRIX	AVRNX	AGRPX	ARAMX	(as revised August 25, 2020)

AllianzGI Multi Asset Income Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by signing up for e-Delivery. If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or all funds held in your account if you invest through your financial intermediary.

Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://us.allianzgi.com/documents. You can also get this information at no cost by calling 1-800-988-8380 for Class A, Class C, Class T and Class R shares and 1-800-498-5413 for Class R6, Institutional Class, Class P and Administrative Class shares or by sending an email request to agid-marketingproduction@allianzinvestors.com. This Summary Prospectus incorporates by reference the Fund’s entire statutory prospectus and SAI, each dated February 1, 2020, as further revised or supplemented from time to time.

*

Effective on or about December 17, 2020, the AllianzGI Multi Asset Income Fund will be liquidated and dissolved, and any outstanding shares redeemed. As of December 10, 2020, shares of the Fund will no longer be available for purchase or exchange. Please see the Fund’s statutory prospectus for more information.

Investment Objective

The Fund seeks current income and, secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of the Class P shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class T	2.50%	None
Institutional	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.05%	0.25%	0.30%	0.53%	1.13%	(0.18)%	0.95%
Class C	0.05	1.00	0.30	0.53	1.88	(0.18)	1.70
Class R	0.05	0.50	0.30	0.53	1.38	(0.08)	1.30
Class T	0.05	0.25	0.30	0.53	1.13	(0.18)	0.95
Institutional	0.05	None	0.10	0.53	0.68	(0.08)	0.60
Class R6	0.05	None	0.05	0.53	0.63	(0.08)	0.55
Class P	0.05	None	0.15	0.53	0.73	(0.08)	0.65
Administrative	0.05	0.25	0.15	0.53	0.98	(0.08)	0.90

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) pursuant to an Administration Agreement between AllianzGI U.S. and the Trust.

(3)

AllianzGI U.S. has contractually agreed, until January 31, 2021, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, tax, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.95% for Class T shares, 0.60% for Institutional Class shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

AllianzGI Multi Asset Income Fund

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$642	$872	$1,122	$1,834	$642	$872	$1,122	$1,834
Class C	273	573	999	2,186	173	573	999	2,186
Class R	132	429	748	1,650	132	429	748	1,650
Class T	345	583	840	1,575	345	583	840	1,575
Institutional	61	210	371	839	61	210	371	839
Class R6	56	194	343	779	56	194	343	779
Class P	66	225	398	899	66	225	398	899
Administrative	92	304	534	1,194	92	304	534	1,194

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2019 was 277% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and the use of both actively managed and passive strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the ability of the Fund to generate current income or may impact the value of the Fund’s investments. The Fund invests directly and indirectly in a globally diversified portfolio of equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds, emerging market debt and volatility-linked derivatives. The Fund pursues its income objective with an emphasis on the preservation of capital and prudent investment management. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments by investing in certain affiliated mutual funds managed by AllianzGI U.S. and/or its affiliates (the “Affiliated Underlying Funds”), unaffiliated funds and other pooled vehicles (collectively, with the Affiliated Underlying Funds, “Underlying Funds”), exchange-traded funds (“ETFs”) and derivative instruments that give synthetic exposure substantially similar to that of a security, basket of securities or other assets that would otherwise be included in such asset classes. The Fund may invest without limit in Underlying Funds and may invest a significant percentage of assets in a small number, or even one, of the Underlying Funds.

The Fund targets a long-term average strategic asset allocation of 30% to global equity exposure, including REITs (the “Equity Component”) and 70% to global fixed income asset classes (the “Fixed Income Component”). The Fund may also use actively managed strategies that attempt to generate capital gains in addition to dividends and coupons to support distributions. The Fixed Income Component may include non-U.S. investment grade debt, high yield debt from the United States and other developed markets, convertible bonds and emerging markets debt of any quality.

The Fund will also be permitted to have up to a 30% allocation to other income generating instruments on an opportunistic basis (the “Opportunistic Component”), including preferred securities, bank loans and master limited partnerships (MLPs), as well as other opportunistic investments (e.g., commodities, managed futures strategies and volatility-linked derivatives), to seek to improve the Fund’s diversification profile.

Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes are considered by the portfolio managers to be part of the Opportunistic Component. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies are not included in the calculation of the Opportunistic Component 30% limit.

Depending on market conditions, the Equity Component may range between approximately 10% and 40% of the Fund’s assets and the Opportunistic Component may range between approximately 0% and 30% of the Fund’s assets. Within the Fixed Income Component, the total allocation to global high yield bonds, emerging market debt, and other areas of the fixed income market that the portfolio managers consider to have higher risk can range between 0% to 30% of the Fund’s portfolio; however, allocations to these higher-risk fixed income asset classes within underlying funds and allocations to lower volatility short-term high yield strategies are exempt from this restriction.

Although the portfolio managers expect that the Fund’s actual allocations will be relatively close to the strategic allocation on average and over a full market cycle, the portfolio managers may change the Fund’s actual allocation from time to time according to the previously defined process and allocation ranges.

The portfolio managers analyze market cycles, economic cycles, valuations and yields of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. Adjustments to the Fund’s exposure to equities, fixed income, and other asset classes are made in an effort to mitigate downside risk, including in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. The portfolio managers expect to make use of volatility-linked derivatives to take advantage of differences between realized and implied volatility on a range of asset classes and to hedge risks in the portfolio. The portfolio managers analyze momentum and momentum reversion as part of the investment process for the Fund.

In addition to momentum and momentum reversion signals, the portfolio managers also analyze the levels of qualified income and overall yields, combined with an assessment of potential risks and other fundamentally based assessments to locate opportunities to seek to improve the Fund’s ability to distribute income and its overall return.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes and to generate current income. The Fund strategy focuses on investments in mutual funds and ETFs. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the holding is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies. The use of futures and forward contracts allows the Fund to tactically adjust its equity, bond and currency exposures and to avoid frequent trades in underlying mutual funds, as frequent trading in underlying mutual funds may generate higher trading costs and taxable distributions in those underlying funds. The Fund may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund and structured notes. When making use of volatility-linked derivatives as part of its Opportunistic Component, the Fund will enter into instruments such as variance swaps, volatility futures and similar volatility instruments that reference indexes representing targeted asset classes, such as variance swaps on the S&P 500 Index or on the Euro Stoxx 50 Index. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

Summary Prospectus

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to any other fund in which it invests.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk:  To the extent the Fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  To the extent the Fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Tax Risk:  Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes, the AllianzGI Multi Asset Income Strategic Benchmark and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to October 1, 2016, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below for periods prior to October 1, 2016 under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2019–03/31/2019	7.72%
Lowest 07/01/2011–09/30/2011	-5.55%

Summary Prospectus

Average Annual Total Returns (for periods ended 12/31/19)

	1 Year	5 Years	10 Years	Fund Inception (12/29/08)
Class A — Before Taxes	10.52%	3.72%	4.58%	6.02%
Class A — After Taxes on Distributions	7.97%	1.49%	2.70%	4.10%
Class A — After Taxes on Distributions and Sale of Fund Shares	6.15%	1.82%	2.74%	3.91%
Class C — Before Taxes	14.98%	4.10%	4.38%	5.77%
Class R — Before Taxes	16.47%	4.53%	4.83%	6.22%
Class T — Before Taxes	14.03%	4.37%	4.91%	6.32%
Class R6 — Before Taxes	17.35%	5.32%	5.58%	6.97%
Institutional Class — Before Taxes	17.30%	5.26%	5.52%	6.91%
Class P — Before Taxes	17.28%	5.21%	5.48%	6.87%
Administrative Class — Before Taxes	15.56%	4.47%	4.99%	6.40%
Bloomberg Barclays U.S. Universal Bond Index (reflects no deduction for fees, expenses or taxes)	9.29%	3.44%	4.12%	4.52%
AllianzGI Multi Asset Income Strategic Benchmark	14.31%	4.71%	4.85%	5.66%
MSCI World High Dividend Yield Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	23.15%	7.31%	8.22%	10.39%
Lipper Mixed-Asset Target Today Funds Average	13.07%	4.21%	5.10%	6.24%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund

Investment Manager

Allianz Global Investors U.S. LLC

Portfolio Managers

Alistair Bates, CFA, portfolio manager and assistant vice president, has managed the Fund since 2016.

Ryan Chin, CFA, portfolio manager, has managed the Fund since 2016.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Paul Pietranico, CFA, portfolio manager and director, has managed the Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Login” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C, Class R and Class T shares and 1-800-498-5413 for Institutional Class, Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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